Exhibit 99.1


Re: Trinity Medical Group USA, Inc.
    File No. 000-30619

November 7, 2002
Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549


We have read Item 1 included in the Form 8-K dated November 7, 2002 of Trinity Medical Group USA, Inc to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,
/s/ Grant Thornton LLP